UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2011

V.F. CORPORATION

(Exact Name of Registrant as Specified in Charter)

Pennsylvania

(State or Other Jurisdiction

of Incorporation)

1-5256	23-1180120
(Commission File Number)	(IRS Employer Identification No.)

105 Corporate Center Boulevard Greensboro, North Carolina	27408
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 424-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported under Item 2.01 of the Current Report on Form 8-K filed by VF Corporation (“VF”) on September 13, 2011, VF completed its acquisition of The Timberland Company (“Timberland”) pursuant to an Agreement and Plan of Merger that was signed on June 12, 2011. The results of Timberland have been included in VF’s consolidated financial statements since the date of acquisition.

This Current Report on Form 8-K/A amends the original Form 8-K to provide the historical financial statements of Timberland required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of Timberland for the years ended December 31, 2010, 2009 and 2008 are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein. The consent of Timberland’s independent auditors is attached hereto as Exhibit 23.1.

The unaudited financial statements of Timberland for the quarterly period ended July 1, 2011 are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of VF and Timberland with respect to the year ended January 1, 2011 and the nine months ended October 1, 2011 are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited Financial Statements of Timberland as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and notes thereto.

99.2	Unaudited Financial Statements of Timberland as of and for the three and six months ended July 1, 2011 and July 2, 2010 and notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information for the year ended January 1, 2011 and nine months ended October 1, 2011 and notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION

Date: November 23, 2011	By:	/s/ Robert K. Shearer
Robert K. Shearer
Senior Vice President & Chief Financial Officer (Chief Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited Financial Statements of Timberland as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and notes thereto.

99.2	Unaudited Financial Statements of Timberland as of and for the three and six months ended July 1, 2011 and July 2, 2010 and notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information for the year ended January 1, 2011 and nine months ended October 1, 2011 and notes thereto.

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